UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2019

Ditech Holding Corporation

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously disclosed, on February 11, 2019, Ditech Holding Corporation (the “Company”) and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”), filed voluntary petitions (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). On March 5, 2019, the Debtors filed the Joint Chapter 11 Plan of Ditech Holding Corporation and Its Affiliated Debtors (the “Plan”) and the related disclosure statement (the “Disclosure Statement”) with the Court. The Plan and Disclosure Statement are subject to approval by the Court. Once the Disclosure Statement is approved by the Court, the Plan will be solicited for approval by a vote of certain of the Company’s creditors, as described in the Disclosure Statement and the Plan. Terms used but not defined herein have the meanings ascribed to them in the Plan.

The Debtors, with the assistance of their advisors and the support of the Consenting Term Lenders, have developed a key employee incentive program (the “KEIP”), designed to incentivize key employees in the event of a Reorganization Transaction and/or a sale of some or all of the assets of the Debtors pursuant to an Asset Sale Transaction or Sale Transaction (together, a “Sale”). Subject to approval of the Court, under the KEIP, 31 of the Debtors’ key employees (collectively, the “Base KEIP Participants”), who are largely responsible for the continuity of the Debtors’ day-to-day operations, will be eligible to collectively receive up to $2.5 million under the KEIP (the “Base KEIP” and the “Base KEIP Award”). The Base KEIP is comprised of four separate performance-based metrics: (i) one change-of-control milestone for successful execution of a change-of control-transaction or such other strategic transaction as approved by the Board of Directors of the Company (the “Board”) in its sole discretion, and (ii) three financial and operational metrics, including an individual performance rating.

In addition, a subset of Base KEIP Participants (12 key employees which includes our Chief Executive Officer, Chief Financial Officer and certain other of our executive officers) (the “Sale Incentive Participants”) may be eligible for an incremental award (the “Sale KEIP Award”) in addition to any Base KEIP Award in the event of a Sale, in recognition of their integral role in the Marketing Process. If a Sale is consummated, the amount of the Sale KEIP Award will be tied directly to the recoveries for the Term Lenders, and such award will be paid from proceeds otherwise distributable to the Term Lenders under the Plan. The Sale Incentive Participants will each be entitled to a fixed percentage of any Sale KEIP Award, which total Sale KEIP Award may range from $2.0 million to $30.1 million, in the aggregate, depending on the Term Lenders’ recovery and with a threshold recovery for the Term Lenders of 65% below which no Sale KEIP will be paid. The Board approved the Sale KEIP Award on March 20, 2019, subject to further approval of the Court.

Item 8.01	Other Events.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Reorganization Transaction contemplates that holders of equity securities of the Company will not receive any recovery on account of such securities and such securities will be cancelled.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and the Company’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to: the Base KEIP and Sale KEIP Awards, terms of and potential transactions contemplated by the RSA, Plan, Disclosure Statement, Reorganization Transaction and Marketing Process; the Chapter 11 Cases and Court proceedings; the mailing of Solicitation Materials; and management’s strategy, plans, opportunities, objectives, expectations, or intentions; and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any potential transactions or strategic initiatives the Company considers. Risks and uncertainties relating to the proposed restructuring include: the ability of the Company to comply with the terms of the RSA and DIP Facilities (as defined in the Disclosure Statement), including completing various stages of the restructuring within the dates specified by the RSA and DIP Facilities; the ability of the Company to obtain requisite support for the restructuring from various stakeholders; the ability of the Plan to satisfy all the requirements necessary for confirmation by the Court; the ability of the Company to successfully execute the transactions contemplated by the RSA without substantial disruption to the business of one or more of its primary operating or other subsidiaries; the high costs of bankruptcy proceedings and related fees, including the risk that the restructuring will take longer than anticipated; the actions and decisions of the Company’s creditors and other third parties who have interests in the Chapter 11 Cases that may be inconsistent with the Company’s operational and strategic plans; the ability of the Company to continue as a going concern; and the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ditech Holding Corporation

Date: March 26, 2019	By:	/s/ John J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary